December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 27, 2015 and April 30, 2015
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2015 and April 30, 2015
(each, a "Fund")

The second paragraph of the section of each Fund's Prospectus entitled "Shareholder Information—Pricing Fund Shares" is hereby deleted and replaced with the following:

The NAV per share of the Fund is determined once daily at the NYSE close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will generally not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT-1215

December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley European Equity Fund Inc., dated February 27, 2015 and April 30, 2015
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2015 and April 30, 2015
(each, a "Fund")

The following is hereby added as the third sentence of the section of each Fund's Statement of Additional Information entitled "Description of the Fund and its Investments and Risks—Investment Strategies and Risks—Futures Contracts—Forwards":

The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.

The following is hereby added as the third paragraph of the section of each Fund's Statement of Additional Information entitled "Purchase, Redemption and Pricing of Shares—Offering Price":

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.